Exhibit 10.1

A 185 –Blumberg’s Improved Gilsey Form Lease, 7-04	©2004 BlumbergExcelsior Inc. www.blumberg.com

This Agreement BETWEEN 3661 Horseblock Associates LLC, a partnership with offices located at 3661 Horseblock Rd. Medford, NY 11763 Unit Q.

and			as Landlord
Chembio Diagnostics Systems Inc. a domestic Corp. with offices located at 3661 Horseblock Rd. Medford, NY 11763 Units, a,b,c,d,e,f,g,j,k,l,m,n,o.

as Tenant

Witnesseth: The Landlord hereby leases to the Tenant the following premises:

Approximately 39,660 square feet of building located at 3661 Horseblock Rd. Medford, NY 11763. Units A,B,C,D.E.F,G,J,K,L,M,N,O.

for the term of Two Years (2)
with a 2 year option (see paragragh51)
to commence from the day of			and to end on the
May 1, 2017
	30th day of April 2019	to be used and occupied only for

Research and development and any lawful commerical or light industrial manufacturing use.
upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of

Annual rent will be $352,860.00 per year. with a 2 1/2 percent increase each year on May 1, 2018.

said rent to be paid in equal monthly payments in advance on the		day of each and every month during the
term aforesaid, as follows:

Monthly rent will be $29,405.00 per month with an increase of 2 1/2 percent on May 1, 2018.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant’s own cost and expense make all repairs

Except structural and preserve the premises in good order and condition.

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant’s own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or under-lease the premises, or any part thereof, or make any alterations on the premises, without the Landlord’s consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord’s control.

If the fire or other casualty is caused by an act or neglect of Tenant, Tenant’s employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant’s expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord’s intention to demolish or rebuild. The Lease will end 30 days after Landlord’s cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord’s agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord’s agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord’s agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises “To Let” or “For Sale”, and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises and remove all persons and all or any property therefrom, by summary dispossess proceedings or by any suitable action or proceeding at law or otherwise, as permitted by law, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant’s agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant’s own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord’s representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord’s expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord’s assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $58,810.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant’s part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant’s part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days’ notice in writing of the Landlord’s intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant’s proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month’s rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd.If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd.In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant’s use or occupancy of said premises, and/or any claim of injury or damage.

24th.The Tenant waives all rights to redeem under any law of the State of New York.

25th.This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th.No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various “services,” if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such “service” when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such “service” or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such “service” shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such “services” during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th.Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of

Signed, sealed and delivered

in the presence of	3661 Horseblock Associates LLC
L. S.

L. S.
Lorraine Schmidt
L. S.
CFO
Richard J. Larkin, CFO
Chembio Diagnostic Systems Inc.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant’s use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various “services,” if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such “service” when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such “service” or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such “service” shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such “services” during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of

Signed, sealed and delivered

in the presence of	3661 Horseblock Associates LLC
L. S.

L. S.
Lorraine Schmidt
L. S.
Chembio Diagnostic Systems Inc.

ACKNOWLEDGMENT

State of New York, County of	ss.:
On	before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking acknowledgment)

ACKNOWLEDGMENT

State of	County of	ss.:
On	before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking acknowledgment)

ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)

State of County of	} ss.:

On	before me, the undersigned,
personally appeared

the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any, thereof);

that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.

(☐ if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken And that Said subscribing witness(es) made such appearance before the undersigned in

)

(signature and office of individual taking acknowledgment)

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of

3661 Horseblock Associates, LLC
3661 Horseblock Road
 Unit Q
 Medford, NY 11763

February 15, 2017
Chembio Diagnostic Systems Inc.
3661 Horseblock Rd.
 Medford, NY 11763
Units AB,C,D,E,F,G,J,K,L,M,N,O

This letter is to inform you that security is due upon signing of the lease.
Please sign in three (3) places, and return to 3661 Horseblock Associates, LLC. A copy will be sent to you.

Security due	$58,810.00
On hand	$54,610.94

Total due at signing	$4,199.06

Thank you for your cooperation in this matter.

Lorraine Schmidt,
 3661 Horseblock Associates, LLC.

3661 Horseblock Associates, LLC
  3661 Horseblock Road
Unit Q
  Medford, NY 11763
February 15, 2017
Chembio Diagnostic Systems Inc.
3661 Horseblock Rd.
Medford, NY 11763
Units AB,C,D,E,F,G,J,K,L,M,N,O

This letter is to inform you that security is due upon signing of the lease.
Please sign in three (3) places, and return to 3661 Horseblock Associates, LLC. A copy will be sent to you.

Security due	$58,810.00
On hand	$54,610.94

Total due at signing	$4,199.06

Thank you for your cooperation in this matter.

Lorraine Schmidt,
  3661 Horseblock Associates, LLC.

Rider to lease Agreement dated February 15,2017, by and between 3661 Horseblock Associates, L.L.C., as Landlord and Chembio Diagnostic Systems Inc., as Tenant:

28th: that the tenant, at its own cost and expense shall procure and maintain throughout the term of the lease, an insurance policy commonly known as “Owner, Landlord, and Tenant” insurance in the amount of One Million Dollars ($1,000,000.00) for bodily injury and Five Hundred Thousand Dollars ($500,000.00) for property damage, naming both the landlord and the tenant payable as their interest may appear, covering said premises. Said original O.L. & T. Policy or certificate thereof, shall be deposited with the landlord and the commencement of the lease. Upon failure of the tenant to so deposit said O.L. & T. Policy and keep same currently paid, the landlord shall have the privilege to procure said insurance on its own application thereof and the amount of the premium if paid by landlord, shall be due and payable with the rent installment next due and shall be considered additional rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

29th: The landlord will procure and maintain a fire insurance policy covering said premises during the term of said lease. If as a result of any hazards or conditions caused by the tenant, the fire insurance premium payable by the landlord on the policy shall increase over the basic minimum therefore, the tenant shall reimburse the landlord the entire amount of any such increase as shall be directly allocable to the said tenant’s use and occupancy and the amount of such increase in the fire insurance premium shall be collectible by the landlord from the tenant with the same remedies as if originally reserved as rent hereunder.

30th: In addition to the rental provided herein, the tenant shall also pay, as additional rent, 86.90% of any increases in the dollar taxes which are assessed on the entire land, building and parking lot. The base year will be 2011/2012 real estate tax.

The foregoing further additional rent shall be due and payable from the tenant on the 30th Day after the mailing of notice from the landlord demanding such additional rent, and shall be paid in semi-annual installment.

For the purposes of this paragraph, the word “taxes” shall mean all real estate taxes, assessments, water and sewer rents and charges and governmental, municipal duty and charges of every kind and nature whatsoever extraordinary as well as ordinary and whether now in the contemplation of the parties, or not, and every and each installment of each of them, which shall, or may during the term of the lease be charges, laid, levied assessed or imposed upon or become a lien or liens upon the demised premises or any part thereof, or upon sidewalks, street, in front of and/or adjoining the demised premises or which may become due payable with respect thereto, and any and all taxes charged, levied, laid, assessed or imposed in lieu of or in addition to the foregoing requirements, orders, directions, ordinances, of the United States of America, or of the State, County, or City government or any other municipal, governmental or lawful authority whatsoever and gas, electricity or any other services to the demised premises or the occupants thereof during the term hereof and all fees and charges of the State, County or City government or any other municipal, governmental or lawful authority whatsoever, for the construction, maintenance or use during the term hereof, of any part of any building of the premises within the limit of the street.

31st: If the landlord commences any action or proceeding for rent, additional rent, or any dispossess proceeding, tenant agrees to pay the sum of SIX HUNDRED DOLLARS ($600.00) as the for landlord’s attorney’s or agent fees, if successful, together with interest, costs, disbursements. Said attorney’s fees shall be deemed to be additional rent for the month in which proceeding is concluded.

32nd: No counterclaim, set-off or claim for reduction shall be made by tenant in any action, for the premises by landlord, summary proceeding or any other proceeding brought by landlord under this lease for the payment of any rent, additional rent, or other charge, or for the enforcement of any of the provisions of this lease or the rules and regulations established hereunder.

33rd: All references herein to the landlord’s “consent” shall be deemed to mean landlords “prior written consent”.

34th: Tennant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion of other estates of landlord or any interest of landlord in the premises or in the building or improvements thereon. Should tenant cause any alterations, rebuilding, replacements, changes, additions, improvements or repairs to be made to the premises, or labor performed or material furnished therein, thereon or thereto, neither the landlord nor the premises shall, under any circumstances, be liable for the payment of any expense incurred for the value of any work done or material furnished, but all such alterations, rebuilding, replacements, changes, additions, improvements and repairs and labor and material shall be made, furnished and performed at tenant’s expense, and tenant shall be solely and wholly responsible to contractors, laborers and material furnishing and performing such labor and material.

35th: Tenant agrees to indemnify, defend and save landlord harmless from any Mechanic’s lien filed against the premises and to pay all costs and expenses resulting there from including landlord’s reasonable consul fees. Tenant agrees, at its own cost, to have any such Mechanic’s lien cancelled and discharged of record within thirty (30) days from the filing thereof. The tenant agrees to defend any action instituted to enforce said lien at its own cost and to apply any judgment resulting there from.

36th: This lease contains all agreements of the parties. There have been no representations understandings other than those included in this lease.

37th: Tenant agrees to indemnify, defend, repay and save the landlord harmless from any and all third party claims, expenses, liabilities, judgments or losses which landlord may suffer or incur as a result of tenant’s violation or breach of this lease, its use of the premises, any failure of tenant to act in accordance with this lease, and or because of any negligent action or omission (or alleged act or omission) on the part of the tenant. If landlord retains an a attorney as a result of the foregoing, all of the charges of said attorney and of landlord’s disbursements shall be paid to landlord by tenant as additional rent for the month in which said charge or disbursement are incurred. Tenant’s liability hereunder extends itself and to its agents employees, contractors, licensees, visitors, invitees and all other persons entering the premises.

38th: Anything to the contrary notwithstanding and provided the tenant is not in default under this lease, the landlord shall not reasonably withhold its consent in extending the tenants the right to assign the lease together with the security deposit hereunder provided compliance be had with the following terms and conditions:

a)         Each assignment of this lease shall be accompanied by an agreement in writing executed by the assignee for the benefit of the landlord wherein the assignee shall assume duties of the tenant hereunder.
b)         Said agreement of this lease shall be accompanied by an agreement in writing executed by the assignee for the benefit of the landlord wherein the assignee shall assume the duties of the tenant hereunder.
c)         The assignment shall in no way operate to release the assignor from the obligations of the tenants under this lease.

39th:All fixtures and equipment used by the tenant in the conduct of his business shall remain the property of said tenant and may be removed by him at the end of the term herein demised, provided there is no default as specified in paragraph “Twenty Two” of this lease and provided further, however, that all provisions of Paragraph “Twenty-Two” remains in full force and effect and any damage, alterations or changes made in the demised premises, by the tenant removing any or all of their trade fixtures, shall be full responsibility of the tenant.

40th: Further, if tenant vacates without removing said fixtures or if said fixtures are removed and there is damage to be demised premises, the landlord may remove same or repair said damage and charge said expense to tenant. Landlord may use all or part of the security deposit mentioned heretofore to cover said expenses and if same is insufficient, then tenant shall be personally liable for said expenses and said obligation shall survive the termination of the landlord-tenant relationship established herein.

41st: The tenant will make no structural changes or alterations to the demised without the prior written approval of the landlord. If structural changes or alterations are made, premises have to be restored to original condition this must take place before vacating the premises.

42nd: Tenant further agree to keep the area outside of the demised premises, occupied by the tenant, free from storage of boxes, cartons, garbage, and refuse, except in the area designated for garbage pick-ups.

43rd: The tenant shall, at its own cost and expense, pay any charge or fees in procuring or maintaining any utilities, including electrical and heat, for the demised premises.

44th: Landlord agrees to be responsible for the maintenance of the driveway, parking area, for cleaning and snow removal and shall also be responsible for maintaining the landscaping of the premises. Tenant will be responsible for snow removal and deicing, from their own doorway to parking area, and by loading dock areas.

45th: Tenant shall, at its own cost and expense, be responsible for the removal of any garbage and refuse at the above premises by private sanitation firm approved by the landlord.

46th: In the event any payments due herein are not received by landlord by the 10th. Day after the due date, landlord shall be entitled to impose a 2%late charge for the amount due and owing. Said late charge shall be considered additional rent.

47th: This lease shall not be an offer or binding upon the landlord until such time as a duly executed copy is signed and delivered by landlord to tenant.

48th: Tenants represent that they are aware that the premises herein are subject to the requirements set forth in article VII of the Suffolk County Sanitary code set forth in the Covenants and Restrictions recorded in Liber 10311, page 513. Tenant agrees to comply with the terms of said Article VII. Violation of this paragraph shall constitute a material breach of this lease.

49th: The tenant shall not store or park any unregistered vehicle in the parking lot.

50th: When said lease is expired and the tenant vacates the premises, the tenant is responsible to clean units, sanitize bathrooms and remove all garbage from inside and outside of premises. .Any other improvements are the responsibility of the tenant.

51st 3661 Horseblock Associates LLC must notify in writing, 3 months in advance for 2 year option May 1, 2019 to April 30, 2021. There will be a 2 1/2% per year increase for each year. Notification should be sent in writing three months before lease expires. We must be notified by January 31, 2019.

52nd Landlord hereby agrees to notify tenant, Chembio Diagnostic Systems Inc., if and when the building herein goes for sale. Parties agree that this is not a right of first refusal or an option to purchase, but merely a courtesy extended to tenant.

3661 HORSEBLOCK ASSOCIATES, L.L.C.

BY:
Lorraine Schmidt

BY:	CFO
Chembio Diagnostic Systems Inc.

5

I, Richard Larkin, CFO, am aware that chemicals, pollutants, etc. are not to be put down sinks, toilets or any other drains, including outside drains. All chemicals and pollutants shall be disposed of in a legal manner according to all local, county, state and federal laws. I will inform all employees, concerning this matter.

There is no outside storage of barrels or other containers, except for garbage containers. All chemicals or pollutants must be stored and used according to all local county, state and federal regulations.

Signed	CFO

BLDG # 2
11,375 Sq FT
175'0
2640 Sq FT UNIT C
1560 Sq FT UNIT D
1040 Sq FT UNIT E
1560 Sq FT UNIT F
1300 Sq FT UNIT G
1300 Sq FT UNIT H
2000 Sq FT UNIT J
50
N
BLDG # 1
11,375 Sq FT
175'0
5200 Sq FT UNIT B
6200 Sq FT UNIT A
65'0

3661 HORSEBLOCK RD MEDFORD NY

LANDLORD: HORSEBLOCK ASSOCIATES
PREMISES: 3661 Horseblock Road, Medford, New York

BLDG #4
11,375 SqFT
175'0
2000 SqFT UNIT R
1300 SqFT UNIT Q
1300 SqFT UNIT P
1560 SqFT UNIT O
2600 SqFT UNIT N
2600 SqFT UNIT M
.043
.029
.029
.034
.057
.057
50'0
BLDG #3
11,375 SqFT
175'0
5200 SqFT UNIT L
6200 SqFT UNIT K
65'0
.114
.136
N

A 185 –Blumberg’s Improved Gilsey Form Lease, 7-04	©2004 BlumbergExcelsior Inc. www.blumberg.com

This Agreement BETWEEN 3661 Horseblock Associates LLC, a partnership with offices located at 3661 Horseblock Rd. Medford, NY 11763 Unit Q.

and			as Landlord
Chembio Diagnostics Systems Inc. a domestic Corp. with offices located at 3661 Horseblock Rd. Medford, NY 11763 Units, a,b,c,d,e,f,g,j,k,l,m,n,o.

as Tenant
Witnesseth: The Landlord hereby leases to the Tenant the following premises:

Approximately 39,660 square feet of building located at 3661 Horseblock Rd. Medford, NY 11763. Units A,B,C,D.E.F,G,J,K,L,M,N,O.

for the term of Two Years (2)
with a 2 year option (see paragragh51)
to commence from the day of			and to end on the
May 1, 2017
	30th day of April 2019	to be used and occupied only for

Research and development and any lawful commerical or light industrial manufacturing use.
upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of

Annual rent will be $352,860.00 per year. with a 2 1/2 percent increase each year on May 1, 2018.

said rent to be paid in equal monthly payments in advance on the day of each and every month during the term aforesaid, as follows:

Monthly rent will be $29,405.00 per month with an increase of 2 1/2 percent on May 1, 2018.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant’s own cost and expense make all repairs

Except structural and preserve the premises in good order and condition.

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant’s own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord’s consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord’s control.

If the fire or other casualty is caused by an act or neglect of Tenant, Tenant’s employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant’s expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord’s intention to demolish or rebuild. The Lease will end 30 days after Landlord’s cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord’s agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord’s agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord’s agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises “To Let” or “For Sale”, and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises and remove all persons and all or any property therefrom, by summary dispossess proceedings or by any suitable action or proceeding at law or otherwise, as permitted by law, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant’s agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant’s own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord’s representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord’s expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord’s assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $58,810.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant’s part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant’s part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days’ notice in writing of the Landlord’s intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant’s proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month’s rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

Rider to lease Agreement dated February 15,2017, by and between 3661 Horseblock Associates, L.L.C., as Landlord and Chembio Diagnostic Systems Inc., as Tenant:

28th: that the tenant, at its own cost and expense shall procure and maintain throughout the term of the lease, an insurance policy commonly known as “Owner, Landlord, and Tenant” insurance in the amount of One Million Dollars($1,000,000.00) for bodily injury and Five Hundred Thousand Dollars ($500,000.00) for property damage, naming both the landlord and the tenant payable as their interest may appear, covering said premises. Said original O.L. & T. Policy or certificate thereof, shall be deposited with the landlord and the commencement of the lease. Upon failure of the tenant to so deposit said O.L. & T. Policy and keep same currently paid, the landlord shall have the privilege to procure said insurance on its own application thereof and the amount of the premium if paid by landlord, shall be due and payable with the rent installment next due and shall be considered additional rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

29th: The landlord will procure and maintain a fire insurance policy covering said premises during the term of said lease. If as a result of any hazards or conditions caused by the tenant, the fire insurance premium payable by the landlord on the policy shall increase over the basic minimum therefore, the tenant shall reimburse the landlord the entire amount of any such increase as shall be directly allocable to the said tenant’s use and occupancy and the amount of such increase in the fire insurance premium shall be collectible by the landlord from the tenant with the same remedies as if originally reserved as rent hereunder.

30th: In addition to the rental provided herein, the tenant shall also pay, as additional rent, 86.90% of any increases in the dollar taxes which are assessed on the entire land, building and parking lot. The base year will be 2011/2012 real estate tax.

The foregoing further additional rent shall be due and payable from the tenant on the 30th Day after the mailing of notice from the landlord demanding such additional rent, and shall be paid in semi-annual installment.
1

For the purposes of this paragraph, the word “taxes” shall mean all real estate taxes, assessments, water and sewer rents and charges and governmental, municipal duty and charges of every kind and nature whatsoever extraordinary as well as ordinary and whether now in the contemplation of the parties, or not, and every and each installment of each of them, which shall, or may during the term of the lease be charges, laid, levied assessed or imposed upon or become a lien or liens upon the demised premises or any part thereof, or upon sidewalks, street, in front of and/or adjoining the demised premises or which may become due payable with respect thereto, and any and all taxes charged, levied, laid, assessed or imposed in lieu of or in addition to the foregoing requirements, orders, directions, ordinances, of the United States of America, or of the State, County, or City government or any other municipal, governmental or lawful authority whatsoever and gas, electricity or any other services to the demised premises or the occupants thereof during the term hereof and all fees and charges of the State, County or City government or any other municipal, governmental or lawful authority whatsoever, for the construction, maintenance or use during the term hereof, of any part of any building of the premises within the limit of the street.

31st: If the landlord commences any action or proceeding for rent, additional rent, or any dispossess proceeding, tenant agrees to pay the sum of SIX HUNDRED DOLLARS ($600.00) as the for landlord’s attorney’s or agent fees, if successful, together with interest, costs, disbursements. Said attorney’s fees shall be deemed to be additional rent for the month in which proceeding is concluded.

32nd: No counterclaim, set-off or claim for reduction shall be made by tenant in any action, for the premises by landlord, summary proceeding or any other proceeding brought by landlord under this lease for the payment of any rent, additional rent, or other charge, or for the enforcement of any of the provisions of this lease or the rules and regulations established hereunder.

33rd: All references herein to the landlord’s “consent” shall be deemed to mean landlords “prior written consent”.

34th: Tennant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion of other estates of landlord or any interest of landlord in the premises or in the building or improvements thereon. Should tenant cause any alterations, rebuilding, replacements, changes, additions, improvements or repairs to be made to the premises, or labor performed or material furnished therein, thereon or thereto, neither the landlord nor the premises shall, under any circumstances, be liable for the payment of any expense incurred for the value of any work done or material furnished, but all such alterations, rebuilding, replacements, changes, additions, improvements and repairs and labor and material shall be made, furnished and performed at tenant’s expense, and tenant shall be solely and wholly responsible to contractors, laborers and material furnishing and performing such labor and material.
2

48th: Tenants represent that they are aware that the premises herein are subject to the requirements set forth in article VII of the Suffolk County Sanitary code set forth in the Covenants and Restrictions recorded in Liber 10311, page 513. Tenant agrees to comply with the terms of said Article VII. Violation of this paragraph shall constitute a material breach of this lease.

49th: The tenant shall not store or park any unregistered vehicle in the parking lot.

50th: When said lease is expired and the tenant vacates the premises, the tenant is responsible to clean units, sanitize bathrooms and remove all garbage from inside and outside of premises. .Any other improvements are the responsibility of the tenant.

51st 3661 Horseblock Associates LLC must notify in writing, 3 months in advance for 3 year option May 1, 2020 to April 30, 2023. There will be a 2 1/2% per year increase for each year. Notification should be sent in writing three months before lease expires. We must be notified by January 31, 2020.

52nd Landlord hereby agrees to notify tenant, Chembio Diagnostic Systems Inc., if and when the building herein goes for sale. Parties agree that this is not a right of first refusal or an option to purchase, but merely a courtesy extended to tenant.

3661 HORSEBLOCK ASSOCIATES, L.L.C.

BY:
Lorraine Schmidt

BY:
Chembio Diagnostic Systems Inc.

ACKNOWLEDGMENT

State of New York, County of	ss.:
On	before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking acknowledgment)

ACKNOWLEDGMENT

State of	County of	ss.:
On	before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(signature and office of individual taking acknowledgment)

ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)

State of County of	} ss.:

On	before me, the undersigned,
personally appeared

the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any, thereof);

that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.

(☐ if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken And that said subscribing witness(es) made such appearance before the undersigned in

)

(signature and office of individual taking acknowledgment)

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do          hereby covenant and agree, to and with the Landlord and the Landlord’s legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant’s part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In WitnessWhereof, the undersigned(s) signed this Guaranty on

WITNESS	L. S.